                                                                  Exhibit 10.16


                              MASTECH CORPORATION

                             SHAREHOLDERS AGREEMENT

     THIS AGREEMENT, made as of December __, 1996, by and among Mastech Corporation, a Pennsylvania corporation (the "Company"), Sunil Wadhwani, an individual residing in Allegheny County, Pennsylvania ("Wadhwani"), and Ashok Trivedi, an individual residing in Allegheny County, Pennsylvania ("Trivedi") (Wadhwani and Trivedi are sometimes referred to herein as the "Shareholders").

     WHEREAS, as of the date hereof, each of the Shareholders is the beneficial owner of 250,000 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), including 12,500 shares of Common Stock beneficially owned by each of them in their respective Family Trusts, which constitutes all of the outstanding Common Stock of the Company; and

     WHEREAS, the Company and the Shareholders are contemplating an underwritten public offering of Common Stock (the "Initial Public Offering"), and in connection therewith will effect a stock dividend to permit the shares of Common Stock to be issued in the Initial Public Offering at an appropriate price; and

     WHEREAS, each Shareholder desires that after the Initial Public Offering, the shares of Common Stock held by them will be voted in the election of directors for the election of the other as a director; and

     WHEREAS, in order to ensure, among other things, that the Shareholders will have liquidity after the Initial Public Offering, the Company desires to grant to the Shareholders certain registration rights with respect to the Common Stock held by them on the terms provided herein;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

     1.   Definitions.  For purposes of this Agreement:
          -----------

          (a) The term "Act" means the Securities Act of 1933, as amended, or any successor statute.

          (b) The term "beneficial ownership" and like terms have the meaning ascribed to the term "beneficial ownership" under Rule 13d-3 of the Securities Exchange Act of 1934, as amended, or any successor provision.

          (c) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act and the declaration or ordering of effectiveness of such registration statement.

          (d) The term "Registrable Securities" means (i) the Common Stock, and (ii) any securities of the Company issued as a dividend or other distribution with respect to, or in exchange or in replacement of, such Common Stock, in either case, beneficially owned by a Holder. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, or
(ii) such securities shall have been sold (other than in a privately negotiated sale) pursuant to Rule 144 (or any successor provision) under the Act and in compliance with the requirements of paragraphs (c), (e), (f) and (g) of Rule 144 (notwithstanding the provisions of paragraph (h) of such Rule).

          (e) The term "Holder" means (i) Wadhwani, (ii) Trivedi, and (ii) any Permitted Transferee.

          (f) The term "Permitted Transferee" means (i) any spouse, issue, or parents of Wadhwani or Trivedi, (ii) trusts for the benefit of any such persons,
(iii) entities controlled by Wadhwani or Trivedi or any such persons, (iv) in the event of the death of Wadhwani or Trivedi or any such person, their heirs and testamentary legatees, and (v) a transferee pursuant to Section 16 hereof, in each case, to whom Wadhwani or Trivedi or any such person has transferred their shares of Common Stock and who has agreed in writing to be bound by the terms of this Agreement.

     2.   Voting of Common Stock
          ----------------------

          (a) Each Holder agrees to vote all shares of Common Stock beneficially owned by them, and to take all other necessary or desirable actions within their control (including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), to effectuate the provisions of this Section 2.

          (b) The Company and its subsidiaries shall take all necessary or desirable actions within their control (including, without limitation, calling special board and shareholder meetings) to effectuate the provisions of this Agreement.

          (c) Each Holder shall vote, or cause to be voted, all shares of Common Stock beneficially owned by them and shall take all necessary action within their control, to elect to the Board of Directors of the Company, Wadhwani and Trivedi, or the person designated by either of them in a written notice sent to each Holder, or the person designated in a written notice sent to each Holder by the person authorized by Wadhwani or Trivedi, as the case may be, to make such designation, provided that such person's authority to make such designation is set forth in a notarized writing, a copy of which is filed with the Company and sent to each Holder, and provided, further, that Wadhwani and Trivedi agree not to designate or permit to be designated their respective spouses for election as a director pursuant to this Section 2(c).

3.   Request for Registration.
     ------------------------

          (a) If at any time the Company shall receive a written request (specifying that it is being made pursuant to this Section 3(a)) from Holders holding more than thirty percent (30%) of the Registrable Securities held by all Holders at that time outstanding, that the Company file a registration statement or similar document under the Act covering the registration of Registrable Securities with a market value of not less than $10,000,000, then the Company shall promptly notify all other Holders of such request and shall use its best efforts to cause all Registrable Securities that Holders have requested be so registered to be registered under the Act. Holders shall have fifteen (15) days after such notice to make such request.

          (b) The Company shall be obligated to effect two registrations after the date of this Agreement pursuant to Section 3(a); provided that the Company shall not be obligated to effect any registrations pursuant to Section 3(a) during the period ending two years after the date of the Initial Public Offering.

     4.   Piggyback Registration.  Subject to Section 7 and Section 10, if at
          ----------------------
any time or from time to time the Company proposes to register any of its equity securities under the Act in connection with a primary or secondary public offering of such securities solely for cash on a form that would also permit the registration of the Registrable Securities (not including Form S-8 or Form S-4, or any successor form to those forms), the Company shall, each such time, promptly give each Holder written notice of the proposed registration. Upon the written request of any Holder given within twenty (20) days after mailing of any such notice by the Company, the Company shall use its best efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder has requested be registered.

     5.  Registrations on Form S-3.  If (i) a Holder or Holders request in
         -------------------------
writing (specifying that it is being made pursuant to this Section 5) that the Company file a registration statement on Form S-3 (or any successor form to Form S-3 regardless of its designation) for a public offering of shares of Registrable Securities, and (ii) the Company is a registrant eligible to use Form S-3 to register such shares (and the Company shall use its reasonable best efforts to become and remain eligible to use Form S-3), then the Company shall notify all other Holders of such request and shall use its best efforts to cause to be registered on Form S-3 (or any successor form to Form S-3) all of the Registrable Securities that each Holder requests to be so registered. Holders shall have fifteen (15) days after such notice to make such request. Rights to registration under this Section 5 are unlimited in number and are in addition to, and not in lieu of, rights to registration under Sections 3 and 4 above, provided that the Company shall not be obligated to effect more than one registration on Form S-3 pursuant to this Section 5 in any six-month period, and provided further that the Company shall not be obligated to effect any registrations pursuant to this Section 5 during the period ending two years after the date of the Initial Public Offering.

     6.  Obligations of the Company.  Whenever required under Sections 3, 4 or
         --------------------------
5 to use its best efforts to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (a) Prepare and file with the Securities and Exchange Commission ("SEC") a registration statement with respect to such Registrable Securities, and use its best efforts to cause such registration statement to become and remain effective until all Registrable Securities to be sold under such registration statement shall have been sold by Holders pursuant to such registration statement.

          (b) Prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

          (c) Furnish and deliver to the Holders such numbers of copies of a prospectus, including a preliminary prospectus in conformity with the requirements of the Act, and such other documents as they may reasonably request, in order to facilitate the disposition of Registrable Securities owned by them.

          (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and further provided that (notwithstanding anything in this Agreement to the contrary with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by selling shareholders pro rata, to the extent required by such jurisdiction.

          (e) In the event that Holders propose to sell Registrable Securities pursuant to an underwritten offering registered pursuant to Section 3 or 5, the Company shall have the right to approve the managing underwriters for such offering proposed by a majority in interest of the Holders participating in such offering; provided, however, that such approval shall not be unreasonably withheld. The Company shall select the underwriters, if any, for any other public offering of securities by the Company, regardless of the Holders' right to participate in such offering pursuant to Section 4 hereof.

     7.   Furnish Information.  It shall be a condition precedent to the
          -------------------
obligations of the Company to take any action pursuant to this Agreement that the Holders shall furnish to the Company such information regarding them, the Registrable Securities held by them, and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

     8.  Expenses of Demand Registration.  All expenses incurred in connection
         -------------------------------
with a registration pursuant to Section 3 (excluding underwriters' discounts and commissions), including without limitation all registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 3 if the registration request is subsequently withdrawn, unless the Holders agree to forfeit their right to one demand registration pursuant to Section 3.

     9.  Company Registration Expenses.  In the case of any registration
         -----------------------------
effected pursuant to Sections 4 or 5, the Company shall bear all registration and qualification fees and expenses (excluding underwriters' discounts and commissions), including any additional cost and disbursements of counsel for the Company that result from the inclusion of securities held by the Holders in such registration; provided, however, that each selling Holder shall bear the fees and costs of its own counsel.

     10.  Underwriting Requirements.  In connection with any offering involving
          -------------------------
an underwriting of shares being issued by the Company, such Registrable Securities as are requested to be included in such offering pursuant to this Agreement shall be included in such offering on the same terms as other securities of the same class as the Registrable Securities included in such offering; provided, however, that if in the written good faith opinion of the managing underwriter or underwriters, the total amount of such securities to be so registered, when added to such Registrable Securities, will exceed the maximum amount of the Company's securities which can be marketed without otherwise materially and adversely affecting the entire offering, then the Company shall exclude from such offering (a) first, all securities other than Registrable Securities held by the Holders, being sold for the account of persons other than the Company, (b) next, the minimum number of Registrable Securities held by the Holders, pro rata to the extent practicable on the basis of the number of Registrable Securities requested to be registered among the selling Holders as is necessary in the opinion of the managing underwriter or underwriters to reduce the size of the offering, and (c) last, the minimum number of securities for the account of the Company which in the opinion of the managing underwriter or underwriters may be excluded.

     11.  Delay of Registration.  No Holder shall take any action to restrain,
          ---------------------
enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

     12.  Indemnification and Contribution.  Subject to Section 7, and in the
          --------------------------------
event any Registrable Securities are included in a registration statement under this Agreement:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder requesting or joining in a registration, any underwriter (as defined in the Act) for it, and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934 (the "1934 Act") against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act, the 1934 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus, or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or arise out of any violation by the Company of any rule or regulation promulgated under the Act or the 1934 Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and will reimburse each such Holder such underwriter, or such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this paragraph 12(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

     (b) To the extent permitted by law, each Holder requesting or joining in a registration will severally indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, any underwriter (as defined in the Act) for the Company, and each person, if any, who controls the Company or such underwriter (within the meaning of the Act or the 1934 Act) against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer, controlling person, agent or underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus, or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, agent or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 12(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld). The amount payable by any Holder pursuant to this Section 12(b) shall be such Holder's pro rata share of the total amount payable, based on the number of Registrable Securities registered by such Holder.

     (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof and (unless the interest of the indemnifying party conflicts with that of the indemnified party) the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party, to the extent that he is prejudiced thereby, of any liability to the indemnified party under this paragraph, but the omission to notify the indemnifying party will not relieve him of any liability that he may have to any indemnified party otherwise than under this paragraph.

     (d) In order to provide for just and equitable contribution to joint liability under the Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 12 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 12 provides for indemnification in such case, or (ii) contribution under the Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 12; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price represented by the Registrable Securities registered by such Holder bears to the public offering price of all securities registered on such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of paragraph 11(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     13.  Reports Under Securities Exchange Act of 1934.  With a view to making
          ---------------------------------------------
available to the Holders the benefits of Rule 144, and any other rule or regulation of the SEC promulgated under the Act, the Company agrees to use its best efforts to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times subsequent to ninety (90) days after the effective date of the first registration statement covering an underwritten public offering filed by the Company;

          (b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act;

          (c) furnish to any Holder so long as such Holders own any of the Registrable Securities forthwith upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of said first registration statement filed by the Company), and of the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing any Holder of any rule or regulation of the SEC permitting the selling of any such securities without registration; and

          (d) file with any national securities exchange or automatic quotation system, any and all registered documents to keep and maintain the shares of the Company listed for trading with said exchange or quotation system.

     14.  Lockup Agreement.  In consideration for the Company agreeing to its
          ----------------
obligations under this Agreement, each Holder agrees in connection with any registration of the Company's Common Stock for sale to the general public that, upon the request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180 days) from the effective date of such registration as the Company or the underwriters may specify; provided, however, that the Company may not discriminate among the Holders with respect to any lockup arrangements pursuant to this Section 14.

     15.  Assignment of Registration Rights.  The registration rights of the
          ---------------------------------
Holders under Sections 3, 4 and 5 may not be assigned except to the Permitted Transferees specified in Sections 1(f)(i) through (iv) and except that each Shareholder (and their respective estates) may assign the registration rights under Sections 4 and 5 to a transferee who acquires at least 10% of the Common Stock outstanding at the time of transfer. The Company shall be given written notice by the Holder at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being assigned.

     16.  Effectiveness and Termination.  This Agreement shall become effective
          -----------------------------
upon the closing of the Initial Public Offering. The rights of Holders under Sections 3, 4 and 5 of this Agreement shall terminate as to any Holder that beneficially owns Registrable Securities constituting less than five percent (5%) of the outstanding Common Stock of the Company.

     17.  Entire Agreement.  This Agreement and the documents referred to herein
          ----------------
constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and negotiations relating thereto.

     18.  Governing Law.  This Agreement, together with the rights and
          -------------
obligations of the parties hereunder shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to any jurisdiction's conflicts of laws provisions.

     19.  Payment of Legal Fees.  If a Holder is required to bring any action to
          ---------------------
enforce rights under this Agreement, the Company shall pay to the Holder the fees and expenses incurred by him in bringing and pursuing such action if the Holder is successful, in whole or in part, on the merits or otherwise (including by way of a settlement involving a payment of money by the Company to the Holder), in such action. The Company shall pay such fees and expenses in advance of the final disposition of such action upon receipt of an undertaking from the Holder to repay to the Company such advances if he is not ultimately successful, in whole or in part, on the merits or otherwise, in such action.

     20.  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     21.  Titles and Subtitles.  The titles and subtitles used in this
          --------------------
Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

     22.  Notices.  Any notice, request or other communication required or
          -------
permitted under this Agreement shall be given in writing and shall be deemed to be effectively given upon (i) personal delivery, (ii) delivery by overnight courier service which provides evidence of delivery, (iii) legible facsimile transmission, or (iv) the expiration of three (3) days following deposit with the United States Postal Service, by registered or certified mail, postage prepaid, addressed, in each case, as follows:

          If to the Company:

               Mastech Corporation
               1004 McKee Road
               Oakdale, PA 15071

               with a copy to:

               Buchanan Ingersoll Professional Corporation
               One Oxford Centre
               301 Grant Street, 20th Floor
               Pittsburgh, Pennsylvania 15219
               Attn:  Carl A. Cohen, Esq.
               Telephone:  (412) 562-8854
               Facsimile:  (412) 562-1041

          If to Wadhwani:

               Mr. Sunil Wadhwani
               930 Osage Road
               Pittsburgh, PA 15243

          If to Trivedi

               Mr. Ashok Trivedi
               1446 Peterson Place
               Pittsburgh, PA 15241

or at such other address as any party, including any Holder, may designate by ten (10) days advance written notice to the other party in accordance with the provisions of this paragraph.

     23.  Amendments.  This Agreement may not be amended and no rights of the
          ----------
Holders may be waived without the written consent of the Company and the Holders of at least a majority in interest of the then outstanding Registrable Securities. Any amendment or waiver so approved shall be binding on and enforceable against all Holders.

                  [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by a duly authorized representative as of the day first above written.

                              MASTECH CORPORATION

                              By:__________________________________

                              Name:________________________________

                              Title:_______________________________




                              _____________________________________
                              SUNIL WADHWANI



                              _____________________________________
                              ASHOK TRIVEDI

     The undersigned agree to be bound by the terms of this Agreement.


                              WADHWANI SUBCHAPTER S FAMILY TRUST

                              By:__________________________, Trustee



                              TRIVEDI SUBCHAPTER S FAMILY TRUST

                              By:__________________________, Trustee